Templeton China
World Fund

--------------------------------------------------------------------------------
Your Fund's Objective:

The Templeton China World Fund seeks long-term capital appreciation through equity investments in "China companies."
--------------------------------------------------------------------------------

January 16, 1996

Dear Shareholder:

This update for the quarter ended November 30, 1995, includes your Fund's long-term performance, a listing of its investments, and a brief discussion by Dr. Mark Mobius on a topic of current interest. Please keep in mind that this summary is one of four reports you will receive during the Fund's fiscal year.

Next quarter, you will receive the semi-annual report covering the six months ending February 29, 1996, which is more comprehensive. It will include a discussion of the financial markets and a summary of the Fund's performance and investment direction during the period. The portfolio manager's outlook and the Fund's financial statements and investment portfolio will also be included.

If you have any questions regarding this report, you may call the Franklin Templeton Fund Information Department, toll free, at 1-800/342-5236.

--------------------------------------------------------------------------------
Templeton China World Fund

Cumulative Total Returns*
Periods Ended 11/30/95

                                                 Since
                                                 Inception
                              One-Year           (9/9/93)
Based on change
in net asset value              0.58%             -6.56%

Based on change
in market price               -16.17%            -22.91%

*Cumulative total return calculations show the change in value of an investment over the periods indicated. These calculations assume reinvestment of all distributions and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

Investing in geographically concentrated developing markets involves special considerations, which may include increased risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 695% in the last 15 years, but has suffered six declines of more than 20% during that time.
(Source: Bloomberg. Based on quarterly percentage change over 15 years ended September 30, 1995.)
--------------------------------------------------------------------------------

The Following Letter
was Written by Dr. Mobius
During a Trip to Shanghai.

Shanghai is at the heart of an area that has been described as the largest market in Asia. Some analysts have said that the largest concentration of consumers in the Asia Pacific area is not Japan, not southern China, and not any single country, but the Yangtze River Delta region. This market includes Shanghai and the provinces of Jiangsu, Anhui and Zhejiang. It is estimated to contain almost 200 million people, a population larger than Indonesia's or Japan's. Although foreign investors who came to China in the 1980s concentrated on Guangdong, the focus shifted to the Yangtze River Delta in the 1990s. One quarter of China's increased economic production comes from this region, which has been growing faster than Taiwan and South Korea. In addition to Shanghai, the autonomous townships and village enterprises in the vicinity have grown a great deal. These areas offer lower taxes and cheap credit to export-oriented enterprises and are not restricted by the quotas and targets to which the state enterprises are subject.

Progress in Shanghai is really amazing. As we came off the newly completed north-south elevated highway, which had just been finished and was festooned with banners celebrating its opening, we noticed numerous buildings being completed throughout the city. A Shanghai municipal official told us that the Pudong New Area development, which will result in an entirely new city at the mouth of the Yangtze River, will have a major port, a new airport, office buildings, housing, and a new stock exchange. He said that although Hong Kong was now the largest port in China, Shanghai would eventually surpass it and become China's financial and trade center. He added that this did not mean Hong Kong would become smaller, but that all of China's financial activity and trade would increase.

We visited several companies in Shanghai, all of which are benefiting in one way or another from the region's extraordinary growth. Shanghai Shangling Electric Appliances Co. makes refrigera-

                          [MAP OF CHINA APPEARS HERE]


tors, air-conditioners, and microwave ovens that are in demand as changing lifestyles increase the desire for fast- and frozen-foods. Shangling has a close relationship with Mitsubishi of Japan, whose influence was apparent when we visited. Our three hosts were wearing crisp white- and blue-striped uniform shirts. Everyone in the plant wore uniforms, and the company brochure and annual report had the bright, quality feel of a major Japanese appliance company.

Next, we visited the Lian Hua plant, a joint-venture fiber and textiles factory started by the Shanghai Chemical Fibre Corporation and a Hong Kong company controlled by a Taiwanese investor. On this dark, rainy day, they were trying to save electricity, and no lights were on in their offices. Between January 1993 and December 1994, electricity prices rose by 55%, and we were told they were expected to continue rising. To save money, the company increases production at night when electricity costs are lower.

Ironically, our next visit was to a company that makes light bulbs. Shanghai Jianbao Industry has recognized that the light bulb business offers only low profit margins and has begun to diversify. One of its new ventures produces chicken essence, another makes chemicals, another makes packaging materials, and one is engaged in port construction.

We also made a series of visits to automobile-related companies such as Shanghai Tyre and Rubber Company, Shanghai Diesel, which assembles diesel engines under license from U.S.-based Caterpillar Corporation, and Volkswagen. One of the managers at the Volkswagen plant told me that working in China involved language difficulties and meant using an interpreter, which is time consuming. The plant was not very different from other automobile plants we had visited, with its moving assembly line, conveniently placed parts bins, and workers adding various parts to the cars moving along the line.

Our last visit was to the enormous Shanghai Yaohua Pilkington glass plant, where the production line was humming. The manufacturing process starts with a mixture of silica, waste glass and soda ash feeding into a white hot furnace. This inferno of material, reminiscent of volcanic lava with a crust on top, flows from the furnace onto a bed of molten tin and then to the cooling process, which reveals the smooth glass. Just walking from one end to another took about half an hour.

There are 85 cities and towns in the Yangtze River Delta, and 35 have populations of more than one million. Although the Chinese previously were not allowed to move from one area to another, the situation has completely changed, and the region is now attracting migrants at an estimated rate of nine million per year. This has created infrastructure, housing, and security problems, and in order to provide the necessary water, sewerage, rail, roads, power and housing services, local governments in the area will require more and more foreign investment. We shall, of course, continue to monitor the situation as we pursue future investment opportunities for the benefit of the Fund's shareholders.

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton China World Fund, Inc.

Templeton China World Fund, Inc.
Investment Portfolio, November 30, 1995 (unaudited)

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                                   COUNTRY   SHARES      VALUE

-------------------------------------------------------------------------------------------------
COMMON STOCKS: 92.2%
-------------------------------------------------------------------------------------------------
Appliances & Household Durables: 3.5%
          Hualing Holdings Ltd.                                    H.K.    1,330,500 $    209,855
          Semi-Tech (Global) Co., Ltd.                             H.K.    2,192,013    3,372,371
          Shanghai Narcissus Electric Appliances Co. Ltd., B       Chn.    2,858,000      571,600
          Shanghai Vacuum Electron Devices Co. Ltd., B             Chn.    9,054,586    2,127,828
          Shenzhen Huafa Electronics Co. Ltd., B                   Chn.    2,442,000      435,682
          Shenzhen Konka Electronic Group Co. Ltd., B              Chn.      651,000      378,738
          Tsann Kuen Enterprise Co. Ltd., B                        Chn.    5,834,000    1,214,332
                                                                                     ------------
                                                                                        8,310,406
-------------------------------------------------------------------------------------------------
Automobiles: 2.2%
          Jardine International Motor Holdings Ltd.                H.K.    3,704,000    4,142,213
          Qing Ling Motors Co. Ltd., H                             Chn.    5,000,000    1,234,664
                                                                                     ------------
                                                                                        5,376,877
-------------------------------------------------------------------------------------------------
Banking: 9.0%
          HSBC Holdings PLC                                        H.K.    1,416,889   20,882,668
          JCG Holdings Ltd.                                        H.K.      813,000      599,116
                                                                                     ------------
                                                                                       21,481,784
-------------------------------------------------------------------------------------------------
Broadcasting & Publishing: 0.1%
          Leefung-Asco Printers Holdings Ltd.                      H.K.    1,143,000      165,504
-------------------------------------------------------------------------------------------------
Building Materials & Components: 2.2%
          K Wah International Holdings Ltd.                        H.K.   15,437,956    2,355,142
          K Wah International Holdings Ltd., wts.                  H.K.    1,445,978       51,409
          Shanghai Yaohua Pilkington Glass, B                      Chn.    3,152,000    2,773,760
                                                                                     ------------
                                                                                        5,180,311
-------------------------------------------------------------------------------------------------
Chemicals: 4.0%
          Shanghai Chlor-Alkali Chemical Co. Ltd., B               Chn.    9,459,000    2,440,422
          Shanghai Pechemical Co. Ltd., H                          Chn.   15,480,000    4,352,868
          Shenzhen Petrochemical (Group) Shareholding Co. Ltd., B  Chn.    5,088,720    1,398,018
          Zhuhai Sez Lizhu Pharmaceutical, B                       Chn.    4,309,600    1,504,340
                                                                                     ------------
                                                                                        9,695,648
-------------------------------------------------------------------------------------------------
Construction & Housing: 2.6%
          Hopewell Holdings Ltd.                                   H.K.   10,329,344    5,842,465
          Wai Kee Holdings Ltd.                                    H.K.    3,626,000      478,160
                                                                                     ------------
                                                                                        6,320,625
-------------------------------------------------------------------------------------------------

Templeton China World Fund, Inc.
Investment Portfolio, November 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                              COUNTRY   SHARES      VALUE

--------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------
Electrical & Electronics: 1.0%
          China Treasure Telecomunications Holdings Ltd.      H.K.    1,870,000 $     83,408
          Gold Peak Industries (Holdings) Ltd.                H.K.    1,746,000      795,699
          Great Wall Electronic International Ltd.            H.K.   12,668,000    1,031,796
          Shanghai Automation Instrumentation Co., B          Chn.      680,300      126,536
          Yaego Corp.                                         Twn.      260,000      435,991
                                                                                ------------
                                                                                   2,473,430
--------------------------------------------------------------------------------------------
Electronic Components & Instruments: 0.2%
          S. Megga International Holdings Ltd.                H.K.    8,508,000      384,982
--------------------------------------------------------------------------------------------
Financial Services: 1.4%
          Min Xin Holdings                                    H.K.    1,000,000      182,291
          Peregrine Investments Holdings Ltd.                 H.K.    1,581,000    2,054,202
          Sun Hung Kai & Co. Ltd.                             H.K.    4,318,000    1,010,431
                                                                                ------------
                                                                                   3,246,924
--------------------------------------------------------------------------------------------
Food & Household Products: 4.5%
          C.P. Pokphand Co. Ltd.                              H.K.    2,540,000    1,034,402
          Dairy Farm International Holdings LTd.              H.K.    6,860,255    5,625,409
          Fairwood Holdings Ltd.                              H.K.    4,530,000      427,530
          President Enterprises Corp.                         Twn.    2,622,360    2,861,193
          Shanghai New Asia Group Co. Ltd., B                 Chn.      384,000      195,840
          Vitasoy International Holdings Ltd.                 H.K.    1,682,000      723,041
                                                                                ------------
                                                                                  10,867,415
--------------------------------------------------------------------------------------------
Industrial Components: 1.1%
          Shanghai Refrigerator Compressor Co. Ltd., B        Chn.      574,900      229,960
          Shanghai Rubber Belt Co. Ltd., B                    Chn.    4,170,270      679,754
          Shanghai Shangling Electric Appliance, B            Chn.      835,900      526,617
          Shanghai Tyre & Rubber Co. Ltd., B                  Chn.    5,530,100    1,271,923
                                                                                ------------
                                                                                   2,708,254
--------------------------------------------------------------------------------------------
Leisure & Tourism: 0.3%
          Glynhill International Ltd.                         H.K.    1,950,000       53,698
          Shanghai Jin Jiang Tower Co. Ltd., B                Chn.    2,589,952      776,986
                                                                                ------------
                                                                                     830,684
--------------------------------------------------------------------------------------------
Machinery & Engineering: 2.2%
          China Textile Machinery Co. Ltd., B                 Chn.   13,612,200    2,123,503
          Guangzhou Shipyard International Co. Ltd., H        Chn.    1,316,000      338,574
          Northeast Electric Transmission & Transformation    H.K.       34,000        6,593

Templeton China World Fund, Inc.
Investment Portfolio, November 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                                 COUNTRY   SHARES      VALUE

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-----------------------------------------------------------------------------------------------
Machinery & Engineering (cont.)
          Shanghai Erfangji Textile Machinery Co. Ltd., B        Chn.   10,677,510 $  1,793,822
          Shanghai Industrial Sewing Machine Corp.               Chn.    2,155,100      331,885
          Shanghai Steel Tube Co. Ltd., B                        Chn.    5,263,500      757,944
                                                                                   ------------
                                                                                      5,352,321
-----------------------------------------------------------------------------------------------
Merchandising: 2.2%
          Dickson Concepts (International) Ltd.                  H.K.    2,689,000    1,946,812
          Fortei Holdings Ltd.                                   H.K.    9,582,000      445,968
          Joyce Boutique Holdings Ltd.                           H.K.    2,835,000      667,067
          Le Saunda Holdings Ltd.                                H.K.    1,776,000      137,765
          LI & Fung Ltd.                                         H.K.      146,980      109,263
          Linkful International Holdings Ltd.                    H.K.    1,700,000      129,672
          Wo Kee Hong Holdings Ltd.                              H.K.    8,256,000    1,611,729
          Yaohan Hongkong Corp. Ltd.                             H.K.    6,888,000      365,109
                                                                                   ------------
                                                                                      5,413,385
-----------------------------------------------------------------------------------------------
Metals & Mining: 0.2%
          Maanshan Iron & Steel Co. Ltd., H                      Chn.    3,524,000      578,609
-----------------------------------------------------------------------------------------------
Miscellaneous Materials & Commodities: 0.1%
          Luoyang Glass Co. Ltd., H                              Chn.      500,000      155,141
-----------------------------------------------------------------------------------------------
Multi-Industry: 16.7%
          Cheung Kong Holdings Ltd.                              H.K.    3,468,000   19,727,728
          China Southern Glass Co. Ltd., B                       Chn.    1,505,840      579,177
          CNT Group Ltd.                                         H.K.   16,802,770      988,411
          Jardine Matheson Holdings Ltd.                         H.K.      669,257    4,049,005
          Jardine Strategic Holdings Ltd.                        H.K.    1,834,000    4,823,420
          Jardine Strategic Holdings Ltd., wts.                  H.K.      167,000       44,255
          Lai Sun Garment International Ltd.                     H.K.    2,508,000    2,610,169
          Shenzhen Gintian Industrial Co. Ltd., B                Chn.    2,433,680    1,000,543
          Shenzhen Tellus Machinery & Electronics Co. Ltd., B    Chn.    3,036,720      510,380
          Stelux International Holdings Ltd.                     H.K.    8,475,084    2,169,474
          Swire Pacific Ltd., B                                  H.K.      445,000      546,549
          Wheelock & Co. Ltd.                                    H.K.    1,820,000    3,023,568
                                                                                   ------------
                                                                                     40,072,679
-----------------------------------------------------------------------------------------------
Real Estate: 27.7%
          China Overseas Land & Investment Ltd.                  H.K.    6,048,000    1,079,037
          Hang Lung Development Co. Ltd.                         H.K.    8,729,000   13,824,387
          Hang Lung Development Co. Ltd., wts.                   H.K.      872,900      143,322
          Lai Sun Development Co. Ltd.                           H.K.   21,838,000    2,738,608

Templeton China World Fund, Inc.
Investment Portfolio, November 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                                  COUNTRY   SHARES      VALUE

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------
Real Estate (cont.)
          New World Development Co. Ltd.                          H.K.    5,574,485 $ 23,278,370
          Prince Housing Development Corp.                        Twn.    2,184,600    1,487,728
          Shanghai Jinqiao Export Processing Zone Development, B  Chn.    4,421,560    1,857,055
          Shanghai Lujiaxui Finance & Trade Zone Development
           Stock Co Ltd, B                                        Chn.      894,000      563,220
          Shanghai Outer Gaoqiao Free Trade Zone
           Development Co., B                                     Chn.      616,000      232,848
          Shenzhen Properties & Resources Development
           (Group) Ltd., B                                        Chn.    4,802,600      999,649
          Sun Hung Kai Properties Ltd.                            H.K.    2,395,100   19,275,618
          Tian An China Investments Co. Ltd.                      H.K.    6,869,750      817,098
          Tian An China Investments Co. Ltd., wts.                H.K.       82,350          106
                                                                                    ------------
                                                                                      66,297,046
------------------------------------------------------------------------------------------------
Recreation, Other Consumer Goods: 4.3%
          China First Pencil Co. Ltd., B                          Chn.   10,224,440    3,394,514
          Fu Hui Jewellery Co. (H.K.) Ltd.                        H.K.    5,382,000      194,826
          KTP Holdings Ltd.                                       H.K.    2,122,000       90,533
          Phoenix Co. Ltd.                                        Chn.    3,894,800      701,064
          Shanghai Forever Bicycle Co. Ltd., B                    Chn.    5,726,000      835,996
          Shanghai Wingsung Stationery Co. Ltd., B                Chn.    3,835,400      690,372
          Shenzhen China Bicycles Co. (Holdings) Ltd., B          Chn.    7,520,400    1,244,504
          Yue Yuen Industrial (Holdings) Ltd.                     H.K.   12,180,000    3,086,375
                                                                                    ------------
                                                                                      10,238,184
------------------------------------------------------------------------------------------------
Textiles & Apparel: 2.9%
          Goldlion Holdings Ltd.                                  H.K.    7,592,000    4,883,088
          Laws International Holdings Ltd.                        H.K.    5,726,000      592,225
          Shanghai Lian Hua Fibre Corp., B                        Chn.    4,999,560      839,926
          Top Form International Ltd.                             H.K.    1,252,000       79,313
          Tungtex (Holdings) Co. Ltd.                             H.K.      964,000       93,472
          Victor Onward Textile Industrial Co. Ltd., B            Chn.    3,579,180      555,278
                                                                                    ------------
                                                                                       7,043,302
------------------------------------------------------------------------------------------------
Transportation: 1.9%
          Chiwan Wharf Holdings Ltd., B                           Chn.    1,470,000      589,148
          Cross Harbour Tunnel Co. Ltd.                           H.K.    1,052,000    2,040,104
          IMC Holdings Ltd.                                       H.K.    2,435,000    1,463,852
          Shanghai Dazhong Taxi Shareholding Co. Ltd., B          Chn.      700,000      541,100
                                                                                    ------------
                                                                                       4,634,204
------------------------------------------------------------------------------------------------

Templeton China World Fund, Inc.
Investment Portfolio, November 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

INDUSTRY  ISSUE                                             COUNTRY   SHARES      VALUE

-------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------
Utilities Electrical & Gas: 1.5%
          Hongkong Electric Holdings Ltd.                    H.K.      565,500 $  1,897,209
          Shandong Huaneng Power                             Chn.      132,000      940,500
          Wing Shan International Ltd.                       H.K.    5,544,000      637,909
                                                                               ------------
                                                                                  3,475,618
-------------------------------------------------------------------------------------------
Wholesale & International Trade: 0.4%
          East Asiatic Co. (Hong Kong) Ltd.                  H.K.    6,760,000      873,961
                                                                               ------------
TOTAL COMMON STOCKS: (cost $267,503,667)                                        221,177,294
-------------------------------------------------------------------------------------------
                                                                    PRINCIPAL
                                                                     AMOUNT*
-------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.6% (cost $6,132,935)
-------------------------------------------------------------------------------------------
          U.S. Treasury Bills, 5.12% to 5.34%, with
           maturities to 1/25/96                             U.S.    6,147,000    6,132,478
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 94.8% (cost $273,636,602)                                    227,309,772
OTHER ASSETS, LESS LIABILITIES: 5.2%                                             12,358,863
                                                                               ------------
TOTAL NET ASSETS: 100.0%                                                       $239,668,635
                                                                               ============

* CURRENCY OF COUNTRY INDICATED.

Templeton China World Fund, Inc.
Financial Highlights, November 30, 1995 (unaudited)

--------------------------------------------------------------------------------

                                                              NET ASSET VALUE
                                       TOTAL NET ASSETS          PER SHARE
                                   -------------------------  -----------------
Net Asset Value:
 Beginning of period, September
  1, 1995                                       $245,982,481           $  12.07
  Net investment income            $ 1,645,385                $   .08
  Distributions from net
   investment income                (4,892,105)                  (.24)
  Net loss from security and
   foreign currency transactions    (2,863,288)                  (.14)
  Distributions from net realized
   gains                              (203,838)                  (.01)
                                   -----------                -------
  Net decrease in net asset value                 (6,313,846)              (.31)
                                                ------------           --------
 End of period, November 30, 1995               $239,668,635             $11.76
                                                ============           ========

---




  This report is sent to the shareholders of Templeton China World Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Templeton China World Fund, Inc.

--------------------------------------------------------------------------------

TRANSFER AGENT

Chemical Mellon Shareholder Services Securities Transfer Services 450 West 33rd Street New York, NY 10001 800-526-0801




SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton China World Fund, Inc., shares is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". The Fund's New York Stock Exchange trading symbol is TCH.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders be-cause shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 700 Central Avenue, St. Pe-tersburg, FL 33701.

--------------------------------------------------------------------------------


--------------------------------------------

 TEMPLETON CHINA
 WORLD FUND, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------


[RECYCLED PAPER LOGO APPEARS HERE]    TLTCH Q95 01/96


TEMPLETON

CHINA

WORLD

FUND, INC.

First Quarter Report
November 30, 1995


[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]
--------------------------------------------------------------------------------